Subsequent events	12 Months Ended
Dec. 31, 2020
Subsequent events
Subsequent events

22.   Subsequent events

On February 12, 2021, the Partnership paid a cash distribution of $15.1 million, or $0.44 per common unit, with respect to the three months ended December 31, 2020, equivalent to $1.76 per unit on an annualized basis.

On February 16, 2021, the Partnership paid a cash distribution of $3.9 million, or $0.546875 per Series A preferred unit, for the period commencing on November 15, 2020 to February 14, 2021.

For the period from January 1, 2021 to April 9, 2021, the Partnership sold an aggregate of 52,603 common units under the ATM program at an average gross sales price of $15.75 per unit and received net proceeds, after sales commissions, of $0.8 million and 336,992 Series A preferred units under the ATM program at an average gross sales price of $25.12 per units and received net proceeds, after sales commissions, of $8.3 million.

On March 8, 2021, Höegh LNG announced a recommended offer by Leif Höegh & Co. Ltd. (“LHC”) and funds managed by Morgan Stanley Infrastructure Partners (“MSIP”) through a 50/50 joint venture, Larus Holding Limited (“JVCo”), to acquire the remaining issued and outstanding shares of Höegh LNG not currently owned by LHC or its affiliates (the “Amalgamation”). Immediately following the completion of the Amalgamation, Höegh LNG would be wholly-owned by JVCo, and the common shares of Höegh LNG would be delisted from the Oslo Stock Exchange. The Amalgamation has been approved by Höegh LNG's shareholders and bondholders and is anticipated to close in the first half of 2021. The Amalgamation is subject to waivers of specific change of control and delisting provisions in relation to certain of the Partnership's and Höegh LNG's credit agreements, as well as the satisfaction of other customary closing conditions. Following the consummation of the Amalgamation, unless otherwise agreed between the parties, some provisions of the omnibus agreement in connection with the IPO will terminate by their terms, including (i) the prohibition on Höegh LNG from acquiring, owning, operating or chartering any Five-Year Vessels (as defined in “Major Unitholders and Related Party Transactions - Related Party Transactions - Omnibus Agreement - Non Competition”), (ii) the prohibition on us from acquiring, owning, operating or chartering any Non-Five-Year Vessels, and (iii) the rights of first offer associated with those rights. As a consequence, following the consummation of the Amalgamation, unless otherwise agreed between the parties, Höegh LNG will not be required to offer us Five-Year Vessels and will be permitted to compete with us.

The commercial tranche of the Lampung facility becomes due in October 2021 and the export credit tranche can be called if the commercial tranche is not refinanced. To address the liquidity needs, the Partnership is at an advanced stage of the process to refinance the Lampung facility. As of April 9, 2021, a group of lending banks have provided a credit approved term sheet for the refinancing of both the commercial tranche and the export credit tranche. The refinancing is subject to completion of the loan documentation and satisfaction of customary closing conditions before drawdown. The refinancing is expected to be completed before the due date of the commercial tranche in October 2021. Accordingly, based on the refinancing plans, we believe we have sufficient resources to meet our anticipated liquidity requirements for at least the next 12 months.